UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-04077

Name of Fund:  Merrill Lynch U.S. Government Mortgage Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch U.S. Government Mortgage
     Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders


Merrill Lynch
U.S. Government
Mortgage Fund


Semi-Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S. Government Mortgage Fund
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                 6-month      12-month
U.S. equities (Standard & Poor's 500 Index)                           + 9.99%       + 6.98%
International equities (MSCI Europe Australasia Far East Index)       +21.18        +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                   + 1.26        + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 2.40        + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)        + 7.53        +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



We are pleased to present to you the management team of

Merrill Lynch U.S. Government Mortgage Fund


Laura Powers, Frank Viola and Thomas Musmanno are portfolio managers of Merrill Lynch U.S. Government Mortgage Fund. Ms. Powers, who joined Merrill Lynch Investment Managers (MLIM) in 1988, received a bachelor's degree from Winona State University and is a Certified Public Accountant. Mr. Viola, who joined MLIM in 1997, earned a bachelor's degree from The Pennsylvania State University and is a CFA R charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. Mr. Musmanno, who joined MLIM in 1993, received a bachelor's degree from Siena College and an MBA from St. John's University. He is a CFA charterholder and a member of the Association for Investment Management and Research and the New York Society of Security Analysts.


Table of Contents

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Managers                  4
Performance Data                                                  6
Portfolio Information                                             8
Disclosure of Expenses                                            9
Schedule of Investments                                          10
Financial Statements                                             14
Financial Highlights                                             17
Notes to Financial Statements                                    22
Officers and Trustees                                            27


CFA R and Chartered Financial Analyst R are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



A Discussion With Your Fund's Portfolio Managers


We ended the period with a positioning that favored commercial, rather than residential mortgages, as we believe this offers the portfolio greater protection against short-term interest rate volatility.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, Merrill Lynch U.S. Government Mortgage Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +.82%, +.56%, +.54%, +1.05% and +.80%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Citigroup Mortgage Index, returned +1.51%.

The economy remained relatively strong throughout the past six months. Gross domestic product (GDP) grew at a rate of 4% in the third quarter of 2004 and 3.8% in the fourth quarter. Real GDP increased 4.4% in 2004 (that is, from the 2003 annual level to the 2004 annual level), compared with an increase of 3% in 2003.
Job growth averaged 170,000 per month during the period. Stronger retail sales combined with the year-over-year Consumer Price Index increases averaging 3% monthly caused the Federal Reserve Board (the
Fed) to tighten the federal funds rate four times since the end of August. This brought the federal funds rate to 2.50% at period-end, and was followed by another 25 basis point hike on March 22. As short-term interest rates increased, long-term interest rates remained fairly stable, causing a flattening of the yield curve.
It appeared that investors believed the Fed was taking a proactive stance against any potential inflation ramifications, supporting higher bond prices and lower yields on the long end and a sell-off on the short end.

One of the principal causes of the Fund's underperformance versus the benchmark was our allocation to higher-coupon, short-duration residential mortgages, which we held in anticipation of higher interest rates at the long end of the curve. These securities actually underperformed as the sell-off occurred at the short end of the curve and financing opportunities available in these products diminished during the period.


What changes were made to the portfolio during the period?

We began selling residential mortgages in favor of commercial mortgages based on our view that short-dated volatility would be increasing in the marketplace, therefore exposing the Fund to the negative convexity associated with residential mortgages (that is, the tendency for these issues to decrease in duration as interest rates decline and increase as they rise). In order to better express our view that the curve would flatten (as measured by the difference between the 10-year and 30-year Treasury), we bought 30-year Treasury bonds and used interest rate swaps to hedge some of the 10-year exposure embedded in the commercial mortgages. In addition to commercial mortgages, we also started buying agency debentures to provide better overall convexity. Agency debentures are the actual debt issued by Fannie Mae or Freddie Mac and normally structured with one principal payment.


How would you characterize the Fund's position at the close of the period?

Our overall view of the market resulted in the previously mentioned portfolio changes. We expect the Fed to continue to act aggressively against inflation, resulting in a flatter yield curve as short-term interest rates increase, and potentially higher short-term interest rate volatility. This could negatively impact residential mortgage performance. We will continue to overweight securities at the longer end of our maturity range while maintaining a below-average exposure to securities at the shorter end of our maturity range, particularly the two-year sector. We will continue to underweight prepayment-sensitive residential mortgage product in favor of more positively convex agency commercial mortgage-backed product and agency debt.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


We also started to increase the Fund's overall level of yield by purchasing structured investments. Over the next six months - 12 months, we believe yield will play an important role in the overall total return of the Fund. Going forward, we expect to focus more on yield-enhancing securities rather than total return or price return opportunities.


Thomas Musmanno
Vice President and Co-Portfolio Manager


Laura Powers
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


March 29, 2005


We are pleased to announce that Thomas Musmanno and Laura Powers have been named Co-Portfolio Managers of the Fund, joining Frank Viola in the day-to-day management of Merrill Lynch U.S. Government Mortgage Fund. Mr. Musmanno has been a Director with Merrill Lynch Investment Managers (MLIM) since 2004 and was a Vice President from 1996 to 2004. He has been the Derivatives and Structured Products Specialist with MLIM since 2000 and has been a portfolio manager in the fixed income management group since 1996. Ms. Powers has been a Director of MLIM since 1998 and was a Vice President thereof from 1993 to 1997. She has been a member of the fixed income management group since 1990.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Performance Data (continued)

Recent Performance Results
                                                                                       10-Year/
                                                        6-Month        12-Month    Since Inception    Standardized
As of February 28, 2005                               Total Return   Total Return    Total Return     30-Day Yield
ML U.S. Government Mortgage Fund Class A Shares*         +0.82%         +1.72%          +82.08%           2.61%
ML U.S. Government Mortgage Fund Class B Shares*         +0.56          +1.19           +73.08            2.20
ML U.S. Government Mortgage Fund Class C Shares*         +0.54          +1.14           +72.21            2.15
ML U.S. Government Mortgage Fund Class I Shares*         +1.05          +2.07           +86.86            2.85
ML U.S. Government Mortgage Fund Class R Shares*         +0.80          +1.47           + 5.63            2.47
Citigroup Mortgage Index**                               +1.51          +3.33        +97.97/+8.29           --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class A, Class B,
   Class C and Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Ten-year/since inception total returns are for 10 years and from 1/03/03.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/28/05                   +1.72%           -2.35%
Five Years Ended 2/28/05                 +6.29            +5.42
Ten Years Ended 2/28/05                  +6.18            +5.74

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 2/28/05                   +1.19%           -2.76%
Five Years Ended 2/28/05                 +5.74            +5.42
Ten Years Ended 2/28/05                  +5.64            +5.64

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 2/28/05                   +1.14%           +0.15%
Five Years Ended 2/28/05                 +5.69            +5.69
Ten Years Ended 2/28/05                  +5.59            +5.59

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 2/28/05                   +2.07%           -2.01%
Five Years Ended 2/28/05                 +6.55            +5.68
Ten Years Ended 2/28/05                  +6.45            +6.02

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 2/28/05                                    +1.47%
Inception (1/03/03) through 2/28/05                       +2.58



Portfolio Information as of February 28, 2005


                                                      Percent of
Asset Mix                                          Total Investments

U.S. Government Agency Mortgage-Backed
  Obligations                                             59.2%
Non-U.S. Government Agency Asset-Backed &
  Mortgage-Backed Obligations                             13.8
U.S. Government Agency Obligations                         9.5
Other*                                                    17.5

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2004 and held through February 28, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value    September 1, 2004
                                                     September 1,       February 28,     to February 28,
                                                          2004              2005               2005
Actual

Class A                                                  $1,000          $1,008.20            $4.98
Class B                                                  $1,000          $1,005.60            $7.56
Class C                                                  $1,000          $1,005.40            $7.81
Class I                                                  $1,000          $1,010.50            $3.74
Class R                                                  $1,000          $1,008.00            $6.22

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,019.84            $5.01
Class B                                                  $1,000          $1,017.26            $7.60
Class C                                                  $1,000          $1,017.01            $7.85
Class I                                                  $1,000          $1,021.08            $3.76
Class R                                                  $1,000          $1,018.60            $6.26

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.00% for Class A, 1.52% for Class B, 1.57% for Class C, .75% for Class I and 1.25% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Schedule of Investments

                                                                  Face      Interest      Original Maturity
Issue                                                            Amount       Rate             Date(s)             Value
Non-U.S. Government Agency Asset-Backed & Mortgage-Backed Obligations*--15.9%

AmeriCredit Automobile Receivables Trust       04-BM-A2       $  6,888,415   1.45 %           9/06/2007        $  6,845,493

Ameriquest Mortgage Securities, Inc.           04-IA1-M1        11,250,000   3.45 (4)         9/25/2034          11,317,667

Bear Stearns Adjustable Rate Mortgage Trust    04-4-A4          47,823,000   3.51 (4)         6/25/2034          46,672,843

CS First Boston Mortgage Securities Corp.      04-TFLA-A2        5,000,000   2.78 (4)         2/15/2014           5,003,384

Centex Home Equity Loan Trust                  04-B-AV1          8,967,030   2.85 (4)         3/25/2034           8,967,018

Countrywide Home Equity Loan Trust             04-K-2A          16,473,822   2.89 (4)         2/15/2034          16,502,149

Finance America Mortgage Loan Trust            04-1-2A1          4,667,855   2.82 (4)         6/25/2034           4,667,852

Indymac Home Equity Loan Asset-Backed Trust    04-B-A2A         14,353,865   2.84 (4)         11/25/2034         14,354,668

JPMorgan Chase Commercial Mortgage
Securities Corp.                               04-FL1A1-A1      24,840,831   2.76 (4)         4/16/2019          24,865,187

MASTR Asset-Backed Securities Trust            04-HE1-A3        20,000,000   3.01 (4)         9/25/2034          20,064,412

Morgan Stanley Capital I                       04-XLF-A2         7,500,000   2.82 (4)         4/15/2016           7,526,623

New Century Home Equity Loan Trust             04-3-A5          18,095,000   3.00 (4)         11/25/2034         18,146,001

Option One Mortgage Loan Trust                 04-3-A2           5,367,105   2.80 (4)         11/25/2034          5,367,804

Residential Asset Mortgage Products, Inc.      04-RS9-AII2       8,000,000   2.99 (4)         5/25/2034           8,039,244

Residential Asset Securities Corp.             04-KS8-AI1       16,597,340   2.81 (4)         9/25/2022          16,600,233

Securitized Asset-Backed Receivables LLC Trust 04-OP1-A2        11,299,156   2.90 (4)         2/25/2034          11,298,835

Wachovia Bank Commercial Mortgage Trust        04-WL4A-A2       19,794,000   2.76 (4)         10/15/2015         19,816,848

Washington Mutual Pass-Through Certificates    04-AR12-A3       19,280,310   2.82 (4)         10/25/2044         19,434,290

Wells Fargo Home Equity Trust                  04-2-A32         20,000,000   2.99 (4)         2/25/2032          20,062,820

Total Non-U.S. Government Agency Mortgage-Backed Obligations (Cost--$285,203,324)                               285,553,371


U.S. Government & Agency Obligations--10.9%

Fannie Mae                                                      40,000,000   4.625 (c)        10/15/2014         39,890,160
                                                                18,000,000   6.25             5/15/2029          20,885,292

Freddie Mac                                                    100,000,000   2.75 (c)         10/15/2006         98,657,700

U.S. Treasury Bonds                                             27,000,000   5.375            2/15/2031          29,687,337
                                                                 5,000,000   7.125            2/15/2023           6,408,010

Total U.S. Government & Agency Obligations (Cost--$196,685,502)                                                 195,528,499


U.S. Government Agency Mortgage-Backed Obligations*--68.0%

Fannie Mae Guaranteed Pass-Through                              24,716,877   4.50             9/01/2034          23,804,034
Certificates                                                    18,210,232   5.00       5/01/2018 - 3/01/2020    18,393,010
                                                                19,554,151   5.00             7/01/2034          19,290,797
                                                                27,197,162   5.50       3/01/2032 - 3/15/2035    27,419,578
                                                                 3,979,430   6.50       12/01/2008 - 2/01/2014    4,188,611
                                                                 1,744,947   6.50             3/01/2033           1,818,325
                                                                 9,128,834   7.50       7/01/2016 - 12/01/2032    9,775,554
                                                                    28,056   8.00       9/01/2024 - 9/01/2027        30,321
                                                                 1,611,806   8.50 (2)   8/01/2012 - 7/15/2023     1,768,443
                                                                   432,972  11.00       2/01/2011 - 8/01/2020       475,594
                                                                   303,827  13.00       9/01/2013 - 3/01/2015       343,545


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Schedule of Investments (continued)
                                                                  Face      Interest      Original Maturity
Issue                                                            Amount       Rate             Date(s)             Value
U.S. Government Agency Mortgage-Backed Obligations (continued)

Fannie Mae Guaranteed Pass-Through                            $  5,247,850   4.28% (5)        2/01/2010        $  5,189,966
Certificates--Multi-Family++                                     3,493,712   4.62 (6)         11/01/2014          3,448,197
                                                                33,900,000   4.655 (6)        2/01/2015          33,490,488
                                                                 9,856,000   4.68 (6)         2/01/2015           9,751,921
                                                                 8,800,000   4.70             3/01/2015           8,715,696
                                                                 6,482,150   4.72 (6)         3/01/2014           6,427,830
                                                                29,561,476   4.86 (6)         1/01/2015          29,682,679
                                                                24,200,000   4.86 (6)         2/01/2015          24,154,625
                                                                 8,000,000   4.94 (6)         3/01/2015           8,060,000
                                                                 8,995,187   5.01 (6)         1/01/2015           9,099,621
                                                                 1,226,641   7.18 (3)         2/01/2019           1,350,546

Fannie Mae Guaranteed Pass-Through             03-W19-1A1        2,468,831   2.01             11/25/2033          2,464,088
Certificates--REMICS**                         04-T9-A1         24,478,124   2.67 (4)         4/25/2035          24,476,932
                                               04-29-FW          7,761,487   2.83 (4)         12/25/2017          7,773,945
                                               04-61-TF         25,710,447   2.93 (4)         10/25/2031         25,824,465
                                               03-41-YF         21,784,002   2.95 (4)         6/25/2028          21,819,179
                                               Trust 273           330,949   7.00 (1)         7/01/2026              62,987
                                               96-W1-AL          1,658,744   7.25             3/25/2026           1,760,643

Fannie Mae Guranteed Pass-Through              98-M1-IO2        47,621,653   0.686 (1)(4)     2/25/2013           1,239,792
Certificates--REMICS**--Multi-Family++         97-M8-A2          1,883,014   7.16 (4)         1/25/2022           1,953,017

Freddie Mac Mortgage Participation                                     332  10.00             7/01/2019                 370
Certificates                                                     1,442,603  10.50       1/01/2010 - 9/01/2020     1,615,557
                                                                   267,669  11.00       8/01/2010 - 9/01/2020       294,566
                                                                   220,785  11.50       12/01/2011 - 6/01/2020      243,579
                                                                   170,125  12.00       6/01/2013 - 6/01/2020       189,817
                                                                   344,161  12.50       12/01/2015 - 7/01/2019      381,031
                                                                   529,609  13.00       9/01/2010 - 2/01/2016       593,262

Freddie Mac Mortgage Participation                              88,653,577   5.00       1/01/2019 - 11/01/2019   89,411,785
Certificates--Gold Program                                     116,188,953   5.00       12/01/2034 - 2/01/2035  114,776,315
                                                                13,147,510   5.50       3/01/2016 - 8/01/2019    13,491,508
                                                               199,147,229   5.50       1/01/2035 - 3/15/2035   201,021,609
                                                                 8,053,348   6.00       3/01/2016 - 6/01/2017     8,372,127
                                                                60,283,420   6.00       1/01/2032 - 9/01/2034    61,934,055
                                                                 3,297,208   6.50             8/01/2029           3,439,372
                                                                 2,254,456   7.00             4/01/2032           2,376,138
                                                                 1,468,055   7.50       5/01/2009 - 10/01/2011    1,550,441
                                                                23,925,224   7.50       8/01/2017 - 12/01/2032   25,610,508
                                                                 1,640,300   8.00       1/01/2008 - 7/01/2012     1,736,460
                                                                 2,779,911   8.00       10/01/2027 - 8/01/2032    2,993,897
                                                                   407,629   8.50       1/01/2025 - 7/01/2025       449,992
                                                                   193,994  10.50      10/01/2020 - 12/01/2020      221,639

Freddie Mac Mortgage Participation             Trust H013        3,636,839   1.597            5/15/2010           3,597,862
Certificates--REMICS**                         Trust H016        2,566,620   1.758            1/15/2011           2,550,868
                                               SF4-B             9,392,289   2.37             12/15/2009          9,247,279
                                               Trust 2643-OF    30,192,233   2.94 (4)         7/15/2028          30,275,841
                                               Trust 1220-A        561,699  10.00             2/15/2022             561,864
                                               Trust 1220-B          4,567 874.075 (1)(4)     2/15/2022              55,713

Ginnie Mae MBS Certificates                                     49,621,195   5.00       12/15/2034 - 1/15/2035   49,445,547
                                                                   486,096   5.50       3/15/2029 - 4/15/2029       495,665
                                                                12,931,460   5.60             1/15/2009          13,249,792
                                                                 2,977,628   6.00       5/15/2024 - 11/15/2031    3,078,186
                                                                25,199,237   6.50       10/15/2023 - 3/15/2032   26,469,622
                                                                 6,687,364   7.00       4/15/2023 - 4/15/2032     7,085,272
                                                                 6,899,359   7.50       2/15/2025 - 12/15/2031    7,413,825
                                                                 4,116,261   8.00       1/15/2024 - 8/15/2026     4,465,343
                                                                 3,394,870  10.00       2/15/2016 - 12/15/2021    3,821,076
                                                                    26,723  10.50       1/15/2016 - 4/15/2021        30,499
                                                                        62  11.00             1/15/2016                  69
                                                                       877  11.50             8/15/2013                 982


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Schedule of Investments (continued)

                                                                  Face      Interest      Original Maturity
Issue                                                            Amount       Rate             Date(s)             Value
U.S. Government Agency Mortgage-Backed Obligations (concluded)

Ginnie Mae MBS Certificates--REMICS**          05-09-IO      $  69,000,000   0.778% (1)(4)    1/16/2045        $  4,010,625
                                               04-77-IO        168,604,813   1.065 (1)(4)     9/16/2044           9,747,466
                                               03-109-B         40,000,000   3.225            9/16/2021          38,745,576
                                               04-103-A          9,928,287   3.878            12/16/2019          9,784,844
                                               04-77-AB         39,544,736   4.368            11/16/2030         38,906,026
                                               05-10-B           9,636,000   4.404            5/16/2024           9,485,038
                                               04-97-C           8,400,000   4.522 (4)        2/16/2028           8,205,415
                                               05-09-Z           5,000,000   4.65 (4)         1/16/2045           4,350,000
                                               05-12-C          20,000,000   4.658            12/16/2030         19,667,180
                                               05-09-C           8,000,000   4.917 (4)        2/16/2032           7,950,000
                                               02-81-B          10,000,000   5.042            1/16/2029          10,008,857
                                               05-10-ZB          2,750,559   5.175 (4)        12/16/2044          2,646,987
                                               03-109-D         10,000,000   5.252 (4)        1/16/2034          10,087,507
                                               01-58-C          20,000,000   5.499 (4)        8/16/2027          20,711,923

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$1,225,637,596)                               1,220,911,206


Short-Term Securities--20.2%

U.S. Government Agency Obligations***          Fannie Mae       20,000,000   2.41             3/14/2005          19,982,594
                                               Freddie Mac     305,000,000   2.42             3/14/2005         304,734,565


                                                              Beneficial
                                                               Interest
Merrill Lynch Liquidity Series, LLC Money Market
Series (a)(b)                                                $  31,118,750                                       31,118,750


                               Face
                              Amount         Issue
Repurchase Agreements         $6,000,000     Morgan Stanley & Co., Inc. purchased on 2/28/2005 to yield
                                             2.60% to 3/01/2005, repurchase price $6,000,433, collateralized
                                             by FNMA, 4.257% due 8/01/2034                                        6,000,000

Total Short-Term Securities (Cost--$361,835,910)                                                                361,835,909

                          Total Investments--(Cost--$2,069,362,332++++)--115.0%                               2,063,828,985
                          Liabilities in Excess of Other Assets--(15.0%)                                      (268,599,752)
                                                                                                           ----------------
                          Net Assets--100.0%                                                               $  1,795,229,233
                                                                                                           ================

  ++ Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.

++++ The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

     Aggregate cost                                     $   2,069,451,402
                                                        =================
     Gross unrealized appreciation                      $       5,453,729
     Gross unrealized depreciation                           (11,076,146)
                                                        -----------------
     Net unrealized depreciation                        $     (5,622,417)
                                                        =================


   * Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

  ** Real Estate Mortgage Investment Conduits (REMIC).

 *** U.S. Government Agency Obligations are traded on a discount basis;
     the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 (1) Represents the interest only portion of a mortgage-backed obligation.

 (2) Federal Housing Administration/Veterans Administration Mortgages packaged by the Federal National Mortgage Association.

 (3) Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturitiy.

 (4) Floating rate note.

 (5) Represents a balloon mortgage that amortizes on a 30-year schedule and has a 7-year original maturity.

 (6) Represents a balloon mortgage that amortizes on a 30-year schedule and has a 10-year original maturity.

 (a) Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                Interest/
                                                   Net           Dividend
     Affiliate                                   Activity          Income

     Merrill Lynch Liquidity Series, LLC
        Money Market Series                   $ 31,118,750       $  9,402
     Merrill Lynch Premier Institutional
        Fund                                  (10,600,000)       $ 26,752

 (b) Security was purchased with the cash proceeds from securities loans.

 (c) Security, or a portion of security, is on loan.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Schedule of Investments (concluded)


Swaps outstanding as of February 28, 2005 were as follows:


                                                Notional       Unrealized
                                                 Amount      Appreciation
Receive (pay) a variable return
equal to the change in the Lehman
Brothers Mortgage-Backed Securities
Fixed Rate Index Total Return and
pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers
Special Finance
Expires March 2005                          $100,000,000               --

Receive (pay) a variable return
equal to the change in the Lehman
Brothers Mortgage-Backed Securities
Fixed Rate Index Total Return and
pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers
Special Finance
Expires April 2005                          $ 72,000,000               --

Receive (pay) a variable return
equal to the change in the Lehman
Brothers Mortgage-Backed Securities
Fixed Rate Index Total Return and
pay a floating rate based on
1-month USD LIBOR, minus .125%

Broker, Lehman Brothers
Special Finance
Expires April 2005                          $100,000,000               --

Receive (pay) a variable return
equal to the change in the Lehman
Brothers Mortgage-Backed Securities
Fixed Rate Index Total Return and
pay a floating rate based on
1-month USD LIBOR, minus .12%

Broker, UBS Warburg
Expires May 2005                            $ 50,000,000               --



                                                Notional       Unrealized
                                                 Amount      Appreciation

Receive (pay) a variable return
equal to the change in the Lehman
Brothers Mortgage-Backed Securities
Fixed Rate Index Total Return and
pay a floating rate based on
1-month USD LIBOR, minus .105%

Broker, UBS Warburg
Expires August 2005                        $  80,000,000               --

Receive (pay) a variable return
equal to the change in the Lehman
Brothers Mortgage-Backed Securities
Fixed Rate Index Total Return and
pay a floating rate based on
1-month USD LIBOR, minus .10%

Broker, Lehman Brothers
Special Finance
Expires September 2005                      $100,000,000               --

Receive a variable return equal
to 3-month USD LIBOR and
pay a fixed rate of 3.4775%

Broker, Lehman Brothers
Special Finance
Expires September 2008                      $ 40,000,000       $  998,286

Receive a variable return equal
to 3-month USD LIBOR and
pay a fixed rate of 4.3575%

Broker, Lehman Brothers
Special Finance
Expires February 2015                       $ 12,000,000          403,604
                                                              -----------
Total                                                         $ 1,401,890
                                                              ===========

See Notes to Financial Statements.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Statement of Assets and Liabilities

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $29,932,150) (identified cost--$2,038,243,582)                                         $ 2,032,710,235
           Investments in affiliated securities, at value (identified cost--$31,118,750)                         31,118,750
           Unrealized appreciation on swaps                                                                       1,401,890
           Cash                                                                                                   2,823,351
           Receivables:
               Interest                                                                   $     6,711,755
               Beneficial interest sold                                                         1,981,785
               Principal paydowns                                                               1,127,012
               Securities lending                                                                   7,173         9,827,725
                                                                                          ---------------
           Prepaid expenses                                                                                          80,551
                                                                                                            ---------------
           Total assets                                                                                       2,077,962,502
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             31,118,750
           Payables:
               Securities purchased                                                           239,454,575
               Beneficial interest redeemed                                                     5,748,585
               Swaps                                                                            3,065,940
               Dividends to shareholders                                                        1,043,314
               Other affiliates                                                                   999,903
               Distributor                                                                        546,839
               Investment adviser                                                                 510,687
               Variation margin                                                                     1,652       251,371,495
                                                                                          ---------------
           Accrued expenses                                                                                         243,024
                                                                                                            ---------------
           Total liabilities                                                                                    282,733,269
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,795,229,233
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $     7,466,114
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      3,719,688
           Class C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      2,650,521
           Class I Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      3,597,994
           Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                        140,870
           Paid-in capital in excess of par                                                                   1,775,824,531
           Accumulated distributions in excess of investment income--net                  $   (1,176,021)
           Undistributed realized capital gains--net                                            7,136,993
           Unrealized depreciation--net                                                       (4,131,457)
                                                                                          ---------------
           Total accumulated earnings--net                                                                        1,829,515
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,795,229,233
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $762,586,483 and 74,661,135 shares of
           beneficial interest outstanding                                                                  $         10.21
                                                                                                            ===============
           Class B--Based on net assets of $379,951,607 and 37,196,875 shares of
           beneficial interest outstanding                                                                  $         10.21
                                                                                                            ===============
           Class C--Based on net assets of $270,704,892 and 26,505,212 shares of
           beneficial interest outstanding                                                                  $         10.21
                                                                                                            ===============
           Class I--Based on net assets of $367,617,499 and 35,979,939 shares of
           beneficial interest outstanding                                                                  $         10.22
                                                                                                            ===============
           Class R--Based on net assets of $14,368,752 and 1,408,704 shares of
           beneficial interest outstanding                                                                  $         10.20
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Statement of Operations

For the Six Months Ended February 28, 2005
Investment Income

           Interest                                                                                         $    33,880,236
           Securities lending--net                                                                                   36,154
                                                                                                            ---------------
           Total income                                                                                          33,916,390
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     4,253,952
           Account maintenance and distribution fees--Class B                                   1,536,439
           Account maintenance and distribution fees--Class C                                   1,145,603
           Account maintenance fees--Class A                                                      963,997
           Transfer agent fees--Class A                                                           828,411
           Transfer agent fees--Class B                                                           481,643
           Transfer agent fees--Class I                                                           374,206
           Transfer agent fees--Class C                                                           343,602
           Accounting services                                                                    257,021
           Custodian fees                                                                         105,684
           Printing and shareholder reports                                                        54,140
           Professional fees                                                                       49,134
           Pricing fees                                                                            48,542
           Registration fees                                                                       42,278
           Trustees' fees and expenses                                                             27,567
           Account maintenance and distribution fees--Class R                                      27,467
           Transfer agent fees--Class R                                                            11,749
           Other                                                                                   36,416
                                                                                          ---------------
           Total expenses                                                                                        10,587,851
                                                                                                            ---------------
           Investment income--net                                                                                23,328,539
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on:
               Investments--net                                                                26,920,836
               Futures contracts and swaps--net                                                    65,509
               Options--net                                                                       123,994
               Short sales--net                                                                     8,281        27,118,620
                                                                                          ---------------
           Change in unrealized appreciation (depreciation) on:
               Investments--net                                                              (37,047,617)
               Futures contracts and swaps--net                                                 1,987,351      (35,060,266)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (7,941,646)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    15,386,893
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            February 28,        August 31,
Increase (Decrease) in Net Assets:                                                              2005               2004
Operations

           Investment income--net                                                         $    23,328,539   $    50,565,902
           Realized gain--net                                                                  27,118,620        10,222,989
           Change in unrealized appreciation (depreciation)--net                             (35,060,266)        27,462,524
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                15,386,893        88,251,415
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                       (13,950,294)      (23,500,858)
               Class B                                                                        (6,306,318)      (11,684,031)
               Class C                                                                        (4,336,575)       (7,884,557)
               Class I                                                                        (6,736,564)      (10,070,313)
               Class R                                                                          (195,070)          (83,884)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (31,524,821)      (53,223,643)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions          (85,120,105)     (328,542,585)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                     (101,258,033)     (293,514,813)
           Beginning of period                                                              1,896,487,266     2,190,002,079
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 1,795,229,233   $ 1,896,487,266
                                                                                          ===============   ===============
             * Accumulated distributions in excess of investment income/undistributed
               investment income--net                                                     $   (1,176,021)   $     7,020,261
                                                                                          ===============   ===============

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Financial Highlights
                                                                                      Class A
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived    February 28,          For the Year Ended August 31,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.31   $    10.13   $    10.25   $     9.95   $     9.44
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .14++        .27++          .32          .43          .55
           Realized and unrealized gain (loss)--net               (.05)          .19        (.12)          .30          .51
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .09          .46          .20          .73         1.06
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.19)        (.28)        (.32)        (.43)        (.55)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.21   $    10.31   $    10.13   $    10.25   $     9.95
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .82%+++        4.63%        1.93%        7.54%       11.49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.00%*         .98%         .95%         .97%        1.00%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                2.72%*        2.65%        3.09%        4.30%        5.59%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  762,586   $  798,279   $  855,543   $  819,410   $  729,136
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   241.44%      508.54%      428.59%      426.77%      199.30%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                      Class B
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived    February 28,          For the Year Ended August 31,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.31   $    10.13   $    10.26    $    9.95    $    9.44
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .11++        .22++          .26          .38          .50
           Realized and unrealized gain (loss)--net               (.05)          .19        (.13)          .31          .51
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .06          .41          .13          .69         1.01
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.16)        (.23)        (.26)        (.38)        (.50)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.21   $    10.31   $    10.13   $    10.26   $     9.95
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .56%+++        4.09%        1.40%        6.99%       10.91%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.52%*        1.50%        1.47%        1.49%        1.52%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                2.19%*        2.14%        2.58%        3.76%        5.07%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  379,952   $  438,679   $  591,435   $  613,282   $  466,432
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   241.44%      508.54%      428.59%      426.77%      199.30%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                      Class C
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived    February 28,          For the Year Ended August 31,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.31   $    10.13   $    10.25   $     9.95   $     9.44
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .11++        .21++          .26          .37          .49
           Realized and unrealized gain (loss)--net               (.05)          .19        (.12)          .30          .51
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .06          .40          .14          .67         1.00
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.16)        (.22)        (.26)        (.37)        (.49)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.21   $    10.31   $    10.13   $    10.25   $     9.95
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   .54%+++        4.03%        1.35%        6.94%       10.86%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.57%*        1.55%        1.52%        1.54%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                2.14%*        2.09%        2.52%        3.40%        5.00%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  270,705   $  301,532   $  414,539   $  384,119   $   56,706
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   241.44%      508.54%      428.59%      426.77%      199.30%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                      Class I
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived    February 28,          For the Year Ended August 31,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    10.31   $    10.13   $    10.26    $    9.95    $    9.44
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .15++        .29++          .34          .46          .57
           Realized and unrealized gain (loss)--net               (.04)          .20        (.13)          .31          .51
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .11          .49          .21          .77         1.08
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.20)        (.31)        (.34)        (.46)        (.57)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.22   $    10.31   $    10.13   $    10.26   $     9.95
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  1.05%+++        4.89%        2.08%        7.91%       11.77%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .75%*         .73%         .70%         .72%         .75%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                2.97%*        2.89%        3.34%        4.53%        5.84%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  367,617   $  349,958   $  328,408   $  296,305   $  234,930
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   241.44%      508.54%      428.59%      426.77%      199.30%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Financial Highlights (concluded)
                                                                                                  Class R

                                                                                                             For the Period
                                                                                 For the Six    For the Year   January 3,
                                                                                 Months Ended      Ended       2003++ to
The following per share data and ratios have been derived                        February 28,    August 31,    August 31,
from information provided in the financial statements.                               2005           2004          2003
Per Share Operating Performance

           Net asset value, beginning of period                                  $      10.29   $      10.12   $      10.31
                                                                                 ------------   ------------   ------------
           Investment income--net                                                      .13+++         .23+++            .24
           Realized and unrealized gain (loss)--net                                     (.05)            .20          (.19)
                                                                                 ------------   ------------   ------------
           Total from investment operations                                               .08            .43            .05
                                                                                 ------------   ------------   ------------
           Less dividends from investment income--net                                   (.17)          (.26)          (.24)
                                                                                 ------------   ------------   ------------
           Net asset value, end of period                                        $      10.20   $      10.29   $      10.12
                                                                                 ============   ============   ============

Total Investment Return**

           Based on net asset value per share                                       .80%+++++          4.34%      .44%+++++
                                                                                 ============   ============   ============

Ratios to Average Net Assets

           Expenses                                                                    1.25%*          1.21%         1.23%*
                                                                                 ============   ============   ============
           Investment income--net                                                      2.52%*          2.25%         2.81%*
                                                                                 ============   ============   ============

Supplemental Data

           Net assets, end of period (in thousands)                              $     14,369   $      8,040   $         77
                                                                                 ============   ============   ============
           Portfolio turnover                                                         241.44%        508.54%        428.59%
                                                                                 ============   ============   ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

           +++ Based on average shares outstanding.

         +++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:


Portion of Average Daily Value of Net Assets:           Rate

Not exceeding $500 million                             .500%
In excess of $500 million but not
   exceeding $1 billion                                .475%
In excess of $1 billion but not
   exceeding $1.5 billion                              .450%
In excess of $1.5 billion but not
   exceeding $2 billion                                .425%
In excess of $2 billion but not
   exceeding $2.5 billion                              .400%
In excess of $2.5 billion but not
   exceeding $3.5 billion                              .375%
In excess of $3.5 billion but not
   exceeding $5 billion                                .350%
In excess of $5 billion but not
   exceeding $6.5 billion                              .325%
Exceeding $6.5 billion                                 .300%


Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .50%
Class C                          .25%                   .55%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Notes to Financial Statements (continued)


For the six months ended February 28, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                               FAMD                   MLPF&S

Class A                      $  1,044               $  8,848
Class I                      $      2               $     25


For the six months ended February 28, 2005, MLPF&S received contingent deferred sales charges of $283,775 and $3,814 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended February 28, 2005, MLIM, LLC received $13,561 in securities lending agent fees.

For the six months ended February 28, 2005, the Fund reimbursed MLIM $19,508 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2005 were $4,468,899,755 and $4,762,979,032, respectively.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $85,120,105 and $328,542,585 for the six months ended February 28, 2005 and for the year ended August 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            6,755,429    $    69,538,143
Automatic conversion of shares           779,106          8,029,832
Shares issued to shareholders
   in reinvestment of dividends          558,863          5,750,439
                                  --------------    ---------------
Total issued                           8,093,398         83,318,414
Shares redeemed                     (10,891,351)      (112,136,692)
                                  --------------    ---------------
Net decrease                         (2,797,953)    $  (28,818,278)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           15,955,583    $   163,141,791
Automatic conversion of shares         2,043,991         20,880,726
Shares issued to shareholders
   in reinvestment of dividends        1,004,421         10,285,233
                                  --------------    ---------------
Total issued                          19,003,995        194,307,750
Shares redeemed                     (26,004,015)      (265,728,253)
                                  --------------    ---------------
Net decrease                         (7,000,020)    $  (71,420,503)
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            2,052,697    $    21,146,734
Shares issued to shareholders
   in reinvestment of dividends          450,954          4,639,513
                                  --------------    ---------------
Total issued                           2,503,651         25,786,247
                                  --------------    ---------------
Automatic conversion of shares         (779,106)        (8,029,832)
Shares redeemed                      (7,091,103)       (73,038,690)
                                  --------------    ---------------
Total redeemed                       (7,870,209)       (81,068,522)
                                  --------------    ---------------
Net decrease                         (5,366,558)    $  (55,282,275)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            5,582,565    $    57,115,360
Shares issued to shareholders
   in reinvestment of dividends          844,324          8,648,702
                                  --------------    ---------------
Total issued                           6,426,889         65,764,062
                                  --------------    ---------------
Automatic conversion of shares      (20,203,533)      (206,479,766)
Shares redeemed                      (2,043,898)       (20,880,726)
                                  --------------    ---------------
Total redeemed                      (22,247,431)      (227,360,492)
                                  --------------    ---------------
Net decrease                        (15,820,542)    $ (161,596,430)
                                  ==============    ===============



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            1,894,779    $    19,509,225
Shares issued to shareholders
   in reinvestment of dividends          314,104          3,231,450
                                  --------------    ---------------
Total issued                           2,208,883         22,740,675
Shares redeemed                      (4,964,021)       (51,120,032)
                                  --------------    ---------------
Net decrease                         (2,755,138)    $  (28,379,357)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            3,281,754    $    33,583,925
Shares issued to shareholders
   in reinvestment of dividends          566,068          5,796,384
                                  --------------    ---------------
Total issued                           3,847,822         39,380,309
Shares redeemed                     (15,513,398)      (158,579,358)
                                  --------------    ---------------
Net decrease                        (11,665,576)    $ (119,199,049)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            8,159,363    $    84,016,232
Shares issued to shareholders
   in reinvestment of dividends           20,266            208,548
                                  --------------    ---------------
Total issued                           8,179,629         84,224,780
Shares redeemed                      (6,145,870)       (63,319,892)
                                  --------------    ---------------
Net increase                           2,033,759    $    20,904,888
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           11,818,884    $   120,972,566
Shares issued to shareholders
   in reinvestment of dividends           41,314            423,214
                                  --------------    ---------------
Total issued                          11,860,198        121,395,780
Shares redeemed                     (10,323,699)      (105,644,634)
                                  --------------    ---------------
Net increase                           1,536,499    $    15,751,146
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                              874,794    $     8,998,134
Shares issued to shareholders
   in reinvestment of dividends           17,872            183,639
                                  --------------    ---------------
Total issued                             892,666          9,181,773
Shares redeemed                        (265,178)        (2,726,856)
                                  --------------    ---------------
Net increase                             627,488    $     6,454,917
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              949,466    $     9,714,926
Shares issued to shareholders
   in reinvestment of dividends            7,660             78,178
                                  --------------    ---------------
Total issued                             957,126          9,793,104
Shares redeemed                        (183,511)        (1,870,853)
                                  --------------    ---------------
Net increase                             773,615    $     7,922,251
                                  ==============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On August 31, 2004, the Fund had a net capital loss carryforward of $8,462,695, of which $4,697,041 expires in 2008 and $3,765,654 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Thomas Musmanno, Vice President
Laura Powers, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Andre F. Perold resigned as a Trustee of Merrill Lynch U.S.
Government Mortgage Fund effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Trustee of the Fund. The Fund's Board of Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, FEBRUARY 28, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. Government Mortgage Fund


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. Government Mortgage Fund


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S. Government Mortgage Fund


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. Government Mortgage Fund


Date: April 22, 2005